Exhibit 99.1

Alabama National BanCorporation Announces Fourth Quarter and Year-end 2004 Earnings

    BIRMINGHAM, Ala.--(BUSINESS WIRE)--Jan. 24, 2005--Alabama National BanCorporation ("ANB") (NASDAQ/NM: ALAB) today announced record earnings for the quarter and year ended December 31, 2004.
    For the 2004 fourth quarter, ANB reported earnings of $15.4 million, up 42.8% from the 2003 fourth quarter. Diluted earnings per share of $0.89 were up 8.3% from the year ago quarter. Diluted cash earnings per share were $0.92, up 10.4% from the 2003 fourth quarter. Total revenue grew to $62.6 million in the 2004 quarter, up 28.7% from $48.7 million in the year ago quarter. Noninterest income represented 27.6% of fourth quarter 2004 total revenue, down from 33.2% in the 2003 fourth quarter. ANB's taxable equivalent net interest margin improved to 3.84% for the 2004 quarter, up 11 basis points from the 2003 quarter.
    For the full year, ANB reported 2004 earnings of $54.6 million, up 33.1% from 2003's $41.0 million in earnings. Diluted earnings per share of $3.39 were up 7.1% from the $3.17 recorded for the 2003 full year. Diluted cash earnings per share of $3.52 were up 9.2% over 2003's $3.23. Total revenue for 2004 was $236.0 million, up 18.5% from 2003's $199.3 million. Noninterest income for the year represented 30.8% of total revenue, down from 2003's 39.3%. ANB's 2004 taxable equivalent net interest margin of 3.74% was 6 basis points above 2003's level.
    "We are pleased to be able to report another year of record earnings for Alabama National," said John H. Holcomb, III, Chairman and CEO. "Our company navigated the changing interest rate environment and its impact on fee income sources, with a shift in the share of revenue generation from noninterest income to net interest income. Our employees have accomplished a number of important tasks in the last year. We are proud to have completed the acquisition and integration of three outstanding Florida banks during 2004. Our employees did an excellent job in successfully tackling these mergers and integrations in 2004. We are also very pleased to have associated ourselves with a group of excellent bankers at Indian River National Bank and CypressCoquina Bank."
    "We are also enthusiastic about the additional capital we raised in 2004," continued Holcomb. "While the issuance of an additional 977,500 shares results in some short-term earnings per share dilution, we believe this offering provides the company with capital to support future growth opportunities in our markets. We plan to continue our expansion in growth markets while retaining our focus on the importance of long term compounded growth in diluted earnings per share."
    Total assets at year-end 2004 of $5.3 billion were up 39.2% from 2003's $3.8 billion, driven by a combination of three acquisitions and loan growth. Deposits similarly grew 42.9% from year-end 2003 to $3.9 billion at December 31, 2004. Year-end share owners' equity was $530.3 million, or $31.20 per share, up $9.44 from December 31, 2003. Year-end 2004 tangible book value per share of $21.99 was up $3.00 from December 31, 2003.
    During the fourth quarter, ANB recognized $138 thousand in net charge-offs, bringing the year to date figure to 0.06% of average loans. ANB's 2004 provision expense for loan losses covered net charge-offs 269%. Year-end nonperforming assets were 0.28% of period end loans and other real estate. The allowance for loan losses covered nonperforming loans 576%.
    ANB is a bank holding company operating 83 banking locations through thirteen bank subsidiaries in Alabama, Florida and Georgia. Alabama subsidiaries include: Birmingham-based National Bank of Commerce (NBC), First American Bank in Decatur/Huntsville, Athens and Auburn/Opelika; First Citizens Bank in Talladega; Bank of Dadeville; Alabama Exchange Bank in Tuskegee and First Gulf Bank in Baldwin County. Florida subsidiaries are: Citizens & Peoples Bank, N.A. in Pensacola; Community Bank of Naples, N.A.; Millennium Bank in Gainesville; Public Bank in metropolitan Orlando; CypressCoquina Bank in Ormond Beach; and Indian River National Bank in Vero Beach. ANB has one subsidiary in Georgia, Georgia State Bank in metropolitan Atlanta. ANB provides full banking services to individuals and businesses. Brokerage services are provided to customers through NBC's wholly owned subsidiary, NBC Securities, Inc. Investments are not bank guaranteed, not FDIC insured and may lose value. Insurance services are provided through ANB Insurance Services, Inc., a wholly owned subsidiary of First American Bank.
    Alabama National BanCorporation common stock is traded on the NASDAQ National Market System under the symbol "ALAB."

    Conference Call Instructions:

    Alabama National will discuss financial results for the fourth quarter and year-end completed December 31, 2004 as well as its goals and general outlook for 2005 in a conference call to be held Tuesday, January 25, 2005 at 8:30 a.m. Central Time. A listen-only simulcast and replay of Alabama National's conference call will be available on-line at the following Internet links: www.alabamanational.com, under "In The News," or www.viavid.net, on January 25, beginning at 8:30 a.m. Central Time. The on-line replay will follow immediately and continue for 30 days.
    For live interactive access to the teleconference, please dial 800-938-1464 at 8:30 a.m. Central Time on January 25. For those without Internet access, a telephonic replay will be available through February 25 by dialing 800-642-1687 and entering Conference ID number 3242935.
    Many of the comparisons of financial data from period to period presented in the narrative of this release have been rounded from actual values reported in the attached selected unaudited financial tables. The percentage changes presented above are based on a comparison of the actual values recorded in the attached tables, not the rounded values.
    This press release, including the attached selected unaudited financial tables which are a part of this release, contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP"). These "non-GAAP" financial measures are "cash earnings" (cash earnings per share), "tangible book value" (tangible book value per share), "return on average tangible equity" and "return on average tangible assets." ANB's management uses these non-GAAP measures in its analysis of ANB's performance. Cash earnings is defined as net income plus amortization expense (net of tax) applicable to intangible assets that do not qualify as regulatory capital. Cash earnings per basic and diluted share is defined as cash earnings divided by basic and diluted common shares outstanding. ANB's management includes cash earnings measures to compare the company's earnings exclusive of non-cash amortization expense and because it is a measure used by many investors as part of their analysis of ANB's performance. Tangible book value is defined as total equity reduced by recorded intangible assets. Tangible book value per share is defined as tangible book value divided by total common shares outstanding. This measure is important to many investors in the marketplace that are interested in changes from period to period in book value per share exclusive of changes in intangible assets. Goodwill, an intangible asset that is recorded in a purchase business combination, has the effect of increasing total book value while not increasing the tangible assets of the company. For companies such as Alabama National that have engaged in multiple business combinations purchase accounting requires the recording of significant amounts of goodwill related to such transactions. Return on average tangible equity is defined as earnings for the period (annualized for the quarterly period) divided by average equity reduced by average goodwill and other intangible assets. Return on average tangible assets is defined as earnings for the period (annualized for the quarterly period) divided by average assets reduced by average goodwill and other intangible assets. ANB's management includes these measures because it believes that they are important when measuring the company's performance exclusive of the effects of goodwill and other intangibles recorded in recent acquisitions, and these measures are used by many investors as part of their analysis of ANB. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the "Reconciliation Table" in the attached schedules for a more detailed analysis of these non-GAAP performance measures and the most directly comparable GAAP measures.
    This press release contains forward-looking statements as defined by federal securities laws. Statements contained in this press release which are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. ANB undertakes no obligation to update these statements following the date of this press release. In addition, ANB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of ANB's senior management based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by ANB with the Securities and Exchange Commission, and forward looking statements contained in this press release or in other public statements of ANB or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.



                    ALABAMA NATIONAL BANCORPORATION
                   (Unaudited Financial Highlights)
       (in thousands, except per share amounts and percentages)


                                        Three Months Ended
                                           December 31,
                                        ------------------ Percentage
                                          2004      2003   Change (b)
                                         -------   ------- -----------

 Net interest income                    $45,334   $32,505        39.5%
 Noninterest income                      17,291    16,151         7.1
 Total revenue                           62,625    48,656        28.7
 Provision for loan and lease losses        819     2,020       (59.5)
 Noninterest expense                     38,331    30,439        25.9
 Net income before income taxes          23,475    16,197        44.9
 Income taxes                             8,088     5,421        49.2
 Net income                             $15,387   $10,776        42.8


 Weighted average common and common
  equivalent shares outstanding
    Basic                                17,131    12,950        32.3%
    Diluted                              17,368    13,177        31.8

 Net income per common share
    Basic                               $   .90   $   .83         7.9%
    Diluted                                 .89       .82         8.3

 Cash earnings (a)
    Total                               $15,964   $10,975        45.5%
    Basic                                   .93       .85        10.0
    Diluted                                 .92       .83        10.4

 Cash dividends declared on
  common stock                          $ .3125   $  .285
 Return on average assets                  1.17%     1.13%
 Return on average tangible assets         1.21      1.14
 Return on average equity                 11.59     15.40
 Return on average tangible equity        16.53     17.72


           Noninterest Income

 Service charge income                  $ 4,258   $ 3,655        16.5%
 Investment services income               1,787     2,623       (31.9)
 Securities brokerage and trust income    4,511     3,849        17.2
 Gain on sale of mortgages                2,681     2,862        (6.3)
 Gain (loss) on disposal of assets           43       (59)         NM
 Securities gains                             -         3          NM
 Bank owned life insurance                  643       695        (7.5)
 Insurance commissions                    1,034     1,042         (.8)
 Other                                    2,334     1,481        57.6
                                         -------   -------
 Total noninterest income               $17,291   $16,151         7.1
                                         =======   =======

 (a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
 (b) Percentage change based on actual not rounded values.
  NM - Not meaningful


                                       For the Year Ended
                                          December 31,
                                      -------------------- Percentage
                                         2004       2003   Change (b)
                                       --------   -------- -----------

 Net interest income                  $163,252   $120,963        35.0%
 Noninterest income                     72,785     78,304        (7.0)
 Total revenue                         236,037    199,267        18.5
 Provision for loan and lease losses     4,949      5,931       (16.6)
 Noninterest expense                   148,322    131,892        12.5
 Net income before income taxes         82,766     61,444        34.7
 Income taxes                           28,122     20,398        37.9
 Net income                           $ 54,644   $ 41,046        33.1


 Weighted average common and common
  equivalent shares outstanding
    Basic                               15,848     12,748        24.3%
    Diluted                             16,100     12,957        24.3

 Net income per common share
    Basic                             $   3.45   $   3.22         7.1%
    Diluted                               3.39       3.17         7.1

 Cash earnings (a)
    Total                             $ 56,705   $ 41,791        35.7%
    Basic                                 3.58       3.28         9.1
    Diluted                               3.52       3.23         9.2

 Cash dividends declared on
  common stock                        $   1.25   $   1.14
 Return on average assets                 1.13%      1.14%
 Return on average tangible assets        1.16       1.15
 Return on average equity                12.15      15.89
 Return on average tangible equity       17.19      17.90


           Noninterest Income

 Service charge income                $ 17,126   $ 14,091        21.5%
 Investment services income             11,652     18,710       (37.7)
 Securities brokerage and trust
  income                                16,863     15,867         6.3
 Gain on sale of mortgages              11,566     16,289       (29.0)
 Gain (loss) on disposal and
  liquidation of assets                     12        822          NM
 Securities gains                            -         46          NM
 Bank owned life insurance               2,690      2,747        (2.1)
 Insurance commissions                   3,604      3,477         3.7
 Other                                   9,272      6,255        48.2
                                       --------   --------
 Total noninterest income             $ 72,785   $ 78,304        (7.0)
                                       ========   ========

 (a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
 (b) Percentage change based on actual not rounded values.
  NM - Not meaningful


                                         December 31,
                                   -----------------------  Percentage
                                      2004         2003       Change
                                    ----------  ---------- -----------
 Total assets                      $5,316,641  $3,820,112        39.2%
 Earning assets                     4,841,255   3,512,744        37.8
 Securities (a)                     1,200,407     810,227        48.2
 Loans held for sale                   22,313      16,415        35.9
 Loans and leases, net of unearned
  income                            3,495,701   2,659,440        31.4
 Allowance for loan and lease
  losses                               46,584      36,562        27.4
 Deposits                           3,934,723   2,753,749        42.9
 Short-term borrowings                 30,500      41,150       (25.9)
 Long-term debt                       393,697     332,427        18.4
 Stockholders' equity                 530,315     279,418        89.8

 (a) Excludes trading securities


                        ASSET QUALITY ANALYSIS
                  (in thousands, except percentages)


                                    As of / For the Three Months Ended
                                    December    September   December
                                    31, 2004    30, 2004    31, 2003
                                   ----------- ----------- -----------
 Nonaccrual loans                  $    8,091  $    8,252     $ 9,817
 Restructured loans                         0           0           0
 Loans past due 90 days or more
  and still accruing                        0           0           0
 Total nonperforming loans              8,091       8,252       9,817
 Other real estate owned                1,531       1,639         699
 Total nonperforming assets             9,622       9,891      10,516
 Total non performing assets as a
 percentage of period-end loans
 and other real estate (a)               0.28%       0.29%       0.40%
 Allowance for loan and lease
  losses                               46,584      45,903      36,562
 Provision for loan and lease
  losses                                  819       1,624       2,020
 Loans charged off                        639         825       3,123
 Loan recoveries                          501         251         686
 Net loan and lease losses                138         574       2,437
 Allowance for loan and lease
  losses as a
 percentage of period-end loans
  and leases (a)                         1.33%       1.35%       1.37%
 Allowance for loan and lease
  losses as a
 percentage of period-end
 nonperforming loans                   575.75      556.27      372.44
 Net losses to average loans and
  leases (annualized)                    0.02        0.07        0.37

                                      For the Year Ended
                                         December 31,
                                   -----------------------  Percentage
                                       2004        2003       Change
                                    ----------  ---------- -----------
 Provision for loan and lease
  losses                           $    4,949  $    5,931       -16.6%
 Loans charged off                      4,583       5,819       (21.2)
 Loan recoveries                        2,746       2,751         (.2)
 Net loan and lease losses              1,837       3,068       (40.1)
 Net losses to average loans and
  leases                                 0.06%       0.12%

 (a) Excludes loans held for sale
  NM - Not meaningful


                    TAXABLE EQUIVALENT YIELDS/RATES

                                         Three Months Ended
                                     December    September   December
                                     31, 2004    30, 2004    31, 2003
                                   ----------- ----------- -----------
 Interest income:
 Interest and fees on loans              5.96%       5.73%       5.74%
 Interest on securities:
 Taxable                                 4.02        4.05        3.83
 Non-taxable                             6.04        6.05        6.14
 Total interest earning assets           5.42        5.27        5.27

 Interest expense:
 Interest on deposits                    1.65        1.54        1.67
 Interest on short-term borrowing        2.68        1.99        0.88
 Interest on long-term debt              3.55        3.41        3.43
 Total interest bearing
  liabilities                            1.87        1.72        1.77
 Net interest spread                     3.55        3.55        3.50
 Net interest margin                     3.84        3.81        3.73

                                      For the Year Ended
                                         December 31,
                                   -----------------------
                                       2004        2003
                                    ----------  ----------
 Interest income:
 Interest and fees on loans              5.74%       5.95%
 Interest on securities:
 Taxable                                 3.95        4.00
 Non-taxable                             6.16        6.83
 Total interest earning assets           5.24        5.42

 Interest expense:
 Interest on deposits                    1.58        1.90
 Interest on short-term borrowing        1.94        1.78
 Interest on long-term debt              3.42        3.76
 Total interest bearing liabilities      1.75        1.98
 Net interest spread                     3.49        3.44
 Net interest margin                     3.74        3.68

                STOCKHOLDERS' EQUITY AND CAPITAL RATIOS

                                      As of December 31,
                                    ----------------------
                                       2004        2003
                                    ----------  ----------

 Stockholders' Equity:
 Equity to assets                        9.97%       7.31%
 Leverage ratio                          8.44        7.73
 Book value per common share (a)   $    31.20  $    21.76
 Tangible book value per common
  share (a)(b)                          21.99       18.99
 Ending shares outstanding             16,999      12,839


 (a) Includes a cumulative mark to market adjustment to equity of $(0.06) and $0.01 per share at December 31, 2004 and 2003, respectively.
 (b) Total equity reduced by intangible assets divided by common shares outstanding.


                         RECONCILIATION TABLE
                 (In thousands, except per share data)


                          Three Months Ended          Year Ended
                             December 31,            December 31,
                             ------------            ------------
                           2004        2003        2004        2003
                        ----------  ----------  ----------  ----------
 Net income            $   15,387  $   10,776  $   54,644  $   41,046
 Amortization of
  intangibles, net of
  tax                         577         199       2,061         745
 Cash earnings         $   15,964  $   10,975  $   56,705  $   41,791

 Net income per basic
  share                $     0.90  $     0.83  $     3.45  $     3.22
 Amortization of
  intangibles per
  basic share                0.03        0.02        0.13        0.06
 Cash earnings per
  basic share          $     0.93  $     0.85  $     3.58  $     3.28

 Net income per
  diluted share        $     0.89  $     0.82  $     3.39  $     3.17
 Amortization of
  intangibles per
  diluted share              0.03        0.01        0.13        0.06
 Cash earnings per
  diluted share        $     0.92  $     0.83  $     3.52  $     3.23

 Book value            $  530,315  $  279,418  $  530,315  $  279,418
 Intangible assets       (156,454)    (35,587)   (156,454)    (35,587)
 Tangible book value   $  373,861  $  243,831  $  373,861  $  243,831

 Book value per common
  share                $    31.20  $    21.76  $    31.20  $    21.76
 Effect of intangible
  assets per share          (9.21)      (2.77)      (9.21)      (2.77)
 Tangible book value
  per share            $    21.99  $    18.99  $    21.99  $    18.99

 Average assets        $5,219,630  $3,777,137  $4,838,494  $3,603,847
 Average intangible
  assets                 (157,929)    (36,332)   (131,784)    (29,093)
 Average tangible
  assets               $5,061,701  $3,740,805  $4,706,710  $3,574,754

 Return on average
  assets                     1.17%       1.13%       1.13%       1.14%
 Effect of average
  intangible assets          0.04        0.01        0.03        0.01
 Return on average
  tangible assets            1.21%       1.14%       1.16%       1.15%

 Average equity        $  528,229  $  277,597  $  449,583  $  258,348
 Average intangible
  assets                 (157,929)    (36,332)   (131,784)    (29,093)
 Average tangible
  equity               $  370,300  $  241,265  $  317,799  $  229,255

 Return on average
  equity                    11.59%      15.40%      12.15%      15.89%
 Effect of average
  intangible assets          4.94        2.32        5.04        2.01
 Return on average
  tangible equity           16.53%      17.72%      17.19%      17.90%





           Alabama National BanCorporation and Subsidiaries
      Consolidated Statements of Financial Condition (Unaudited)
      ----------------------------------------------------------
                 (In thousands, except share amounts)


                                            December 31,  December 31,
                                                2004          2003
                                            ------------  ------------

 Assets
  Cash and due from banks                    $  155,027    $  123,086
  Interest-bearing deposits in other banks       21,274        10,019
  Federal funds sold and securities
   purchased under resell agreements            100,970        16,534
  Trading securities, at fair value                 590           109
  Investment securities (fair value
   $566,602 and $271,536, respectively)         568,493       271,035
  Securities available for sale, at fair
   value                                        631,914       539,192
  Loans held for sale                            22,313        16,415
  Loans and leases                            3,499,353     2,662,358
  Unearned income                                (3,652)       (2,918)
                                              ----------    ----------
  Loans and leases, net of unearned income    3,495,701     2,659,440
  Allowance for loan and lease losses           (46,584)      (36,562)
                                              ----------    ----------
  Net loans and leases                        3,449,117     2,622,878
  Property, equipment and leasehold
   improvements, net                             99,455        77,291
  Goodwill                                      145,168        30,964
  Other intangible assets, net                   11,286         4,623
  Cash surrender value of life insurance         71,535        59,425
  Receivable from investment division
   customers                                      2,223        12,966
  Other assets                                   37,276        35,575
                                              ----------    ----------
  Total assets                               $5,316,641    $3,820,112
                                              ==========    ==========

 Liabilities and Stockholders' Equity
  Deposits:
   Noninterest bearing                       $  683,245    $  404,755
   Interest bearing                           3,251,478     2,348,994
                                              ----------    ----------
  Total deposits                              3,934,723     2,753,749
  Federal funds purchased and securities
   sold under repurchase agreements             379,114       358,393
  Treasury, tax and loan accounts                 2,217         1,431
  Accrued expenses and other liabilities         43,852        41,577
  Payable for securities purchased for
   investment division customers                  2,223        11,967
  Short-term borrowings                          30,500        41,150
  Long-term debt                                393,697       332,427
                                              ----------    ----------
  Total liabilities                           4,786,326     3,540,694

  Common stock, $1 par, 27,500,000 shares
   authorized;16,998,918 and 12,838,844
   shares issued at December 31, 2004
   and 2003, respectively                        16,999        12,839
  Additional paid-in capital                    340,933       126,370
  Retained earnings                             173,345       140,028
  Accumulated other comprehensive income,
   net of tax                                      (962)          181
                                              ----------    ----------
  Total stockholders' equity                    530,315       279,418
                                              ----------    ----------
  Total liabilities and stockholders'
   equity                                    $5,316,641    $3,820,112
                                              ==========    ==========





           Alabama National BanCorporation and Subsidiaries
             Consolidated Statements of Income (Unaudited)
            -----------------------------------------------
                 (In thousands, except per share data)


                          For the three months       For the year
                           ended December 31,      ended December 31,
                          --------------------  ----------------------
                            2004        2003       2004         2003
                          ---------  ---------  ----------  ----------

 Interest income:
  Interest and fees on
   loans and leases        $51,832    $37,890    $184,464    $145,931
  Interest on securities    11,778      7,995      43,611      31,873
  Interest on deposits in
   other banks                  19         12          65          98
  Interest on trading
   securities                   11         18          55          94
  Interest on federal
   funds sold and
   securities purchased
   under resell
   agreements                  447        104         991         635
                            -------    -------    --------    --------
 Total interest income      64,087     46,019     229,186     178,631

 Interest expense:
  Interest on deposits      12,945      9,736      46,348      42,231
  Interest on federal
   funds purchased and
   securities sold
   under repurchase
   agreements                1,991        843       5,345       3,278
  Interest on short-term
   borrowings                  262        118       1,027       1,431
  Interest on long-term
   debt                      3,555      2,817      13,214      10,728
                            -------    -------    --------    --------
 Total interest expense     18,753     13,514      65,934      57,668
                            -------    -------    --------    --------
 Net interest income        45,334     32,505     163,252     120,963
 Provision for loan
  losses                       819      2,020       4,949       5,931
                            -------    -------    --------    --------
 Net interest income
  after provision for
  loan losses               44,515     30,485     158,303     115,032

 Noninterest income:
  Securities gains               -          3           -          46
  Gain (loss) on
   disposition and
   liquidation of assets        43        (59)         12         822
  Service charges on
   deposit accounts          4,258      3,655      17,126      14,091
  Investment services
   income                    1,787      2,623      11,652      18,710
  Securities brokerage
   and trust income          4,511      3,849      16,863      15,867
  Gain on sale of
   mortgages                 2,681      2,862      11,566      16,289
  Bank owned life
   insurance                   643        695       2,690       2,747
  Insurance commissions      1,034      1,042       3,604       3,477
  Other                      2,334      1,481       9,272       6,255
                            -------    -------    --------    --------
 Total noninterest income   17,291     16,151      72,785      78,304

 Noninterest expense:
  Salaries and employee
   benefits                 18,682     16,094      74,983      64,826
  Commission based
   compensation              3,594      3,897      17,500      22,182
  Occupancy and equipment
   expenses                  4,038      3,190      15,488      12,886
  Amortization of
   intangibles                 852        279       3,034       1,041
  Penalty on long-term debt
   repayment                     -          -           -         822
  Other                     11,165      6,979      37,317      30,135
                            -------    -------    --------    --------
 Total noninterest
  expense                   38,331     30,439     148,322     131,892
                            -------    -------    --------    --------

 Income before provision
  for income taxes          23,475     16,197      82,766      61,444
 Provision for income
  taxes                      8,088      5,421      28,122      20,398
                            -------    -------    --------    --------
 Net income                $15,387    $10,776    $ 54,644    $ 41,046
                            =======    =======    ========    ========

 Net income per common
  share (basic)            $   .90    $   .83    $   3.45    $   3.22
                            =======    =======    ========    ========

 Weighted average common
  shares outstanding
  (basic)                   17,131     12,950      15,848      12,748
                            =======    =======    ========    ========

 Net income per common
  share (diluted)          $   .89    $   .82    $   3.39    $   3.17
                            =======    =======    ========    ========

 Weighted average common
  shares outstanding
  (diluted)                 17,368     13,177      16,100      12,957
                            =======    =======    ========    ========





            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
            (Amounts in thousands, except yields and rates)

                    Three Months 12/31/04      Three Months 12/31/03
                 --------------------------  -------------------------
                  Average   Income/  Yield/  Average   Income/  Yield/
                  Balance   Expense   Cost   Balance   Expense   Cost
                 ---------  ------- -------  --------  -------  ------
Assets:
Earning assets:
 Loans and
  leases (1)     $3,467,225 $51,973   5.96% $2,622,997 $37,974   5.74%
 Securities:
  Taxable         1,108,835  11,194   4.02     785,886   7,594   3.83
  Tax exempt         58,249     885   6.04      38,656     599   6.14
 Cash balances in
  other banks         6,255      19   1.21       5,748      12   0.83
 Funds sold          97,515     447   1.82      31,525     104   1.31
 Trading account
  securities          1,020      11   4.29       2,082      18   3.43
                  ---------- ------          ---------- ------
   Total earning
    assets (2)    4,739,099  64,529   5.42   3,486,894  46,301   5.27
                  ---------- ------          ---------- ------
Cash and due from
 banks              149,266                    119,051
Premises and
 equipment           96,893                     77,307
Other assets        280,773                    131,507
Allowance for
 loan and lease
 losses             (46,401)                   (37,623)
                  ----------                 ----------
   Total assets  $5,219,630                 $3,777,137
                  ==========                 ==========

Liabilities:
Interest-bearing
 liabilities:
 Interest-bearing
  transaction
  accounts       $  804,670 $ 1,870   0.92  $  514,842 $   894   0.69
 Savings deposits   853,405   2,193   1.02     509,951   1,073   0.83
 Time deposits    1,457,029   8,882   2.43   1,284,335   7,769   2.40
 Funds purchased    435,093   1,991   1.82     338,785     843   0.99
 Other short-term
  borrowings         38,858     262   2.68      52,936     118   0.88
 Long-term debt     398,198   3,555   3.55     325,999   2,817   3.43
                  ---------- ------          ---------- ------
   Total
    interest-
    bearing
    liabilities   3,987,253  18,753   1.87   3,026,848  13,514   1.77
                  ---------- ------          ---------- ------
Demand deposits     636,073                    422,691
Accrued interest
 and other
 liabilities         68,074                     50,000
Stockholders'
 equity             528,229                    277,597
                  ----------                 ----------
   Total
    liabilities
    and
    stockholders'
    equity       $5,219,630                 $3,777,137
                  ==========                 ==========

Net interest
 spread                               3.55%                      3.50%
                                    =======                    =======
Net interest
 income/margin on
 a taxable
 equivalent
 basis                       45,776   3.84%             32,787   3.73%
                                    =======                    =======
Tax equivalent
 adjustment (2)                 442                        282
                             ------                     ------
Net interest
 income/margin              $45,334   3.81%            $32,505   3.70%
                             ====== =======             ====== =======


 (1) Average loans include nonaccrual loans. All loans and deposits are domestic.
 (2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.





            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
            (Amounts in thousands, except yields and rates)

                    Year Ended 12/31/04         Year Ended 12/31/03
                 --------------------------  -------------------------
                  Average   Income/  Yield/  Average   Income/  Yield/
                  Balance   Expense   Cost   Balance   Expense   Cost
                 ---------  ------- -------  --------  -------  ------
Assets:
Earning assets:
 Loans and
  leases (1)      $3,223,989 $184,935 5.74% $2,459,250 $146,223  5.95%
 Securities:
  Taxable          1,049,274   41,468  3.95    758,506   30,359   4.00
  Tax exempt          52,717    3,247  6.16     33,104    2,260   6.83
 Cash balances in
  other banks          6,225       65  1.04     10,024       98   0.98
 Funds sold           68,651      991  1.44     49,338      635   1.29
 Trading account
  securities           1,244       55  4.42      2,536       94   3.71
                   ---------  -------        ---------  -------
    Total earning
     assets (2)    4,402,100  230,761  5.24  3,312,758  179,669   5.42
                   ---------  -------        ---------  -------
Cash and due from
 banks               143,433                    95,686
Premises and
 equipment            90,388                    75,319
Other assets         246,108                   155,386
Allowance for loan
 and lease losses    (43,535)                  (35,302)
                   ---------                 ---------
    Total assets  $4,838,494                $3,603,847
                   =========                 =========

Liabilities:
Interest-bearing
 liabilities:
  Interest-bearing
   transaction
   accounts         $722,774   $5,738  0.79   $509,343   $4,376   0.86
  Savings deposits   771,993    7,234  0.94    471,725    4,359   0.92
  Time deposits    1,434,798   33,376  2.33  1,242,100   33,496   2.70
  Funds purchased    402,991    5,345  1.33    317,811    3,278   1.03
  Other short-term
   borrowings         53,027    1,027  1.94     80,586    1,431   1.78
  Long-term debt     386,477   13,214  3.42    285,456   10,728   3.76
                   ---------  -------        ---------   ------
    Total
     interest-
     bearing
     liabilities   3,772,060   65,934  1.75  2,907,021   57,668   1.98
                   ---------  -------        ---------   ------
Demand deposits      563,349                   382,498
Accrued interest
 and other
 liabilities          53,502                    55,980
Stockholders'
 equity              449,583                   258,348
                   ---------                 ---------
    Total
     liabilities
     and
     stockholders'
     equity       $4,838,494                $3,603,847
                   =========                 =========

Net interest
 spread                               3.49%                      3.44%
                                      =====                      =====
Net interest
 income/margin on
 a taxable
 equivalent basis             164,827 3.74%             122,001  3.68%
                                      =====                      =====
Tax equivalent
 adjustment (2)                 1,575                     1,038
                              -------                   -------
Net interest
 income/margin               $163,252 3.71%            $120,963  3.65%
                              ======= =====             =======  =====


 (1) Average loans include nonaccrual loans. All loans and deposits are domestic.
 (2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.


    CONTACT: Alabama National BanCorporation, Birmingham
             John H. Holcomb III, 205-583-3648
             or
             William E. Matthews, V, 205-583-3650